                            SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                              DELAWARE POOLED TRUST
--------------------------------------------------------------------------------
            (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.   Title of each class of securities to which transaction applies:

2.   Aggregate number of securities to which transaction applies:

3.   Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.   Proposed maximum aggregate value of transaction:

5.   Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously Paid:

2)       Form, Schedule or Registration Statement No.:

3)       Filing Party:

4)       Date Filed:

DELAWARE
INVESTMENTS

                               February ___, 2008

Dear Shareholder:

     A Special Meeting of Shareholders of The International Equity and The Labor
Select  International  Equity  Portfolios  (each a "Fund" and  collectively  the
"Funds"), each a series of Delaware Pooled Trust (the "Trust"), is being held in
Philadelphia  on March 6,  2008.  We ask  that you take the time to  review  the enclosed proxy  statement and provide us with your vote on the important  issues affecting your Fund.  Please vote your shares  promptly.  Your vote is extremely important, no matter how large or small your holdings may be.

     The proposal has been carefully  reviewed by each Fund's Board of Trustees.
The Trustees,  most of whom are not affiliated  with Delaware  Investments,  are responsible for protecting your interests as a shareholder. The Trustees believe the proposal is in the best interests of  shareholders.  They recommend that you vote FOR the proposal.

     Voting is quick and easy.  Everything  you need is  enclosed.  To cast your vote,  simply complete the proxy card enclosed in this package.  Be sure to sign the card before mailing it in the postage-paid  envelope. You may also vote your shares by touch-tone telephone or through the Internet.

     If you have any questions before you vote, please call  Computershare  Fund
Services,   Inc.   ("Computershare"),   the  Funds'  proxy   solicitor,   at  1-
800-708-7957.  Computershare  will be glad to help you get your vote in quickly.
You may also receive a telephone call from  Computershare  reminding you to vote your shares. Thank you for your participation in this important initiative.

     Thank you for  taking  this  matter  seriously  and  participating  in this important process.

Sincerely,

_____________________________
Patrick P. Coyne, President

                QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

     We encourage you to read the attached proxy statement in full; however, the
following   questions  and  answers   represent   some  typical   concerns  that
shareholders might have regarding this proxy.

Q: WHY IS DELAWARE INVESTMENTS SENDING ME THIS PROXY?

     Open-end  investment  companies are required to obtain  shareholders' votes for certain  types of  changes.  As a  shareholder,  you have a right to vote on major policy decisions, such as those included here.

Q: WHAT ARE THE ISSUES CONTAINED IN THIS PROXY?

     There is one different  proposal  impacting two Funds presented here and it is outlined in the Notice at the beginning of the proxy statement.

Q: HOW WILL THE PROPOSALS AFFECT ME AS A FUND SHAREHOLDER?

     Changing the fundamental policy concerning  concentration of investments of a fund enables the investment manager to invest more than 25% of a fund's assets in a particular industry or group of industries. For reasons discussed in detail under "Proposal:  To Adopt a New Fundamental  Investment  Restriction Concerning
Industry  Concentration"  the  Funds'  sub-advisor  believes  that each Fund may benefit from investing up to 30% of its net assets in the banking industry.

     This change may be viewed as increasing  the risk profile of a Fund because a greater  percentage  of the Fund's  assets may be invested  within the banking industry.

Q: HOW DOES EACH FUND'S BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

     Each Fund's Board of Trustees recommends that you vote in favor of, or FOR, the proposal on the enclosed proxy card.

Q: WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

     Please call your Fund at 1.800.231.8002 for additional information. You can vote one of three ways:

     By Mail: Use the enclosed proxy card to record your vote for each proposal, then return the card in the postpaid envelope provided;

     By Touch-tone  Phone: Dial the toll-free number found on your proxy card(s)
and follow the simple instructions;

     or

     By Internet:  Visit  www.proxyvote.com  and follow the simple  instructions after entering the control number located on your proxy card(s).

DELAWARE                                            One Commerce Square
INVESTMENTS                                         Philadelphia, PA 19103

                               Proxy Statement and
      Notice of Special Meeting of Shareholders to be Held on March 6, 2008

To  the  Shareholders  of  The   International   Equity  and  The  Labor  Select
International Equity Portfolios:

     This is your official  notice that a Special Meeting of Shareholders of The
International Equity and The Labor Select International Equity Portfolios (each, a "Fund" and, collectively, the "Funds"), each a series of Delaware Pooled Trust
(the  "Trust"),  will be held on  Thursday,  March  6,  2008,  at 3 p.m.  at Two
Commerce Square, 2nd floor Auditorium,  Philadelphia,  Pennsylvania. The purpose of the  meeting  is to  consider  and act upon  the  following  Proposal  and to transact  any other  business  that  properly  comes  before the meeting and any adjournments thereof.

     1.   A  proposal  to  adopt  a  new  fundamental   investment   restriction
          concerning industry concentration; and

     2.   Any other business properly brought before the meeting.

     This Proxy  Statement,  which is first being mailed to  shareholders  on or about January 28, 2008, sets forth concisely the information  that a shareholder of a Fund  should  know  before  voting on the  Proposal.  It should be read and retained for future reference.

     Please vote and send in your Proxy  Card(s)  promptly to avoid the need for further mailings. Your vote is important.

___________________________
Patrick P. Coyne, President

DELAWARE                                            One Commerce Square
INVESTMENTS                                         Philadelphia, PA 19103

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON March 6, 2008

     Meeting  Information.  The Board of Trustees  (hereafter referred to as the
"Board of  Trustees")  of  Delaware  Investments'  Delaware  Pooled  Trust  (the
"Trust"),  on behalf of each of The  International  Equity and The Labor  Select
International Equity Portfolios (each, a "Fund" and, collectively, the "Funds"), is soliciting  your proxy to be voted at the Special  Meeting of Shareholders of the Fund to be held on Thursday March 6, 2008 at 3:00 p.m., Eastern time, at Two
Commerce  Square,  2nd  floor  Auditorium,  Philadelphia,  Pennsylvania  or  any adjournments of the meeting (hereafter, the "Meeting").

     Purpose of Meeting.  The purpose of the Meeting is to consider one proposal that applies to each Fund. The Proposals are:

     1.   To adopt a new fundamental  investment restriction concerning industry concentration; and

     2.   Any other business properly brought before the meeting.

     This Proxy  Statement,  which is first being mailed to  shareholders  on or about January 28, 2008, sets forth concisely the information  that a shareholder of a Fund should know before voting on the Proposal.

     The Board of Trustees urges you to complete, sign and return the Proxy Card included with this Proxy  Statement,  whether or not you intend to be present at the Meeting.  It is important  that you return the signed Proxy Card promptly to help assure a quorum for the Meeting.

     Copies of each Fund's most recent  Annual  Report and  Semi-Annual  Report, including financial statements,  have previously been delivered to shareholders.
Copies of these reports are  available  upon request at no charge by writing the
Funds at the  address  shown on the top of this  page or by  calling  toll  free
1.800.231.8002.

     General  Voting  Information.  The persons  designated as proxies will vote your  shares as you  instruct on the Proxy  Card.  If your signed  Proxy Card is returned  without any voting  instructions,  your shares will be voted "FOR" the
Proposal.  The persons  designated as proxies will also be authorized to vote in their  discretion on any other matters that may come before the Meeting.  If you sign and return a Proxy  Card,  you may still  attend  the  Meeting to vote your shares in person.  If your shares are held of record by a broker-dealer  and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the  Meeting.  You may also revoke your proxy at any time  before  the  Meeting:  (i) by  notifying  Delaware  Investments  in writing;  (ii) by  submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting.  Any letter of revocation or later-dated  proxy must be received by Delaware  Investments prior to the Meeting and must indicate your name and account number to be effective.

     Each  shareholder  may cast one vote for each full share and a partial vote for each partial  share of the Fund that they own on the record  date,  which is
December 19, 2007 ("Record Date").

     This proxy solicitation is being made largely by mail, but may also be made through  telephone,  facsimile,  oral or other  communications  by  officers  or employees of the Trust,  its investment  manager,  Delaware  Management  Company
("DMC"), the Funds' investment  sub-advisor  Mondrian Investment Partners,  L.P.
("Mondrian"),  or their  affiliates.  The Funds may also  employ a  professional proxy  solicitation  firm. The cost of the solicitation is being allocated among the  Funds,  DMC  and  Mondrian  as  described  below  under  "Expenses  of  the
Proposals."

     Proxy  Solicitation.  This proxy solicitation is being made by the Board of
Trustees for use at the  Meeting.  The cost of this proxy  solicitation  will be shared as set forth below. In addition to  solicitation  by mail,  solicitations also may be made by advertisement,  telephone,  telegram, facsimile transmission or other  electronic  media,  or  personal  contacts.  The  Funds  will  request broker-dealer  firms,  custodians,  nominees and  fiduciaries  to forward  proxy materials  to the  beneficial  owners  of the  shares of  record.  The Funds may reimburse  broker-dealer firms,  custodians,  nominees and fiduciaries for their reasonable  expenses  incurred in connection  with such proxy  solicitation.  In addition to solicitations by mail, officers and employees of the Funds, Delaware
Management Business Trust, Mondrian and their affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews.
The Funds have engaged  Computershare Fund Services,  Inc.  ("Computershare") to
solicit proxies from brokers,  banks, other institutional holders and individual shareholders  with respect to the Proposal at an  anticipated  estimated cost of
$2,500  per Fund,  including  out of  pocket  expenses,  which  will be borne as described  below.  For the allocation of the costs,  see discussion  below under
"Expenses of the Proposals."  Fees and expenses may be greater  depending on the effort  necessary  to obtain  shareholder  votes.  The Funds have also agreed to indemnify  Computershare  against certain  liabilities  and expenses,  including liabilities  under  the  federal  securities  laws.  The Funds  expect  that the solicitations  will be  primarily  by  mail,  but also  may  include  telephone, telecopy or oral solicitations.

     As the  Meeting  date  approaches,  certain  shareholders  of the Funds may receive a telephone call from a  representative  of Computershare if their votes have not yet been  received.  Proxies that are obtained  telephonically  will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the  identity of the  shareholder  casting the vote and the voting instructions of the shareholder are accurately determined.

     In all cases  where a  telephonic  proxy is  solicited,  the  Computershare representative is required to ask for each  shareholder's full name and address, or the zip code or  employer  identification  number,  and to  confirm  that the shareholder  has received the proxy materials in the mail. If the shareholder is a corporation or other entity,  the Computershare  representative is required to ask for the person's  title and  confirmation  that the person is  authorized to direct the voting of the shares.  If the information  solicited  agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the  shareholder's  instructions on the Proposal.  Although the
Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the  shareholder  how to vote,  other than to read any recommendation set forth in this Proxy Statement. Computershare will record the  shareholder's  instructions on the card.  Within 72 hours,  the shareholder  will be sent a letter or  mailgram  to confirm  his or her vote and asking  the  shareholder  to  call  Computershare  immediately  if  his  or  her instructions are not correctly reflected in the confirmation.

     Expenses of the Proposals.  The costs of the Proposal,  including the costs of soliciting  proxies,  will be allocated among the Funds,  DMC and Mondrian as described  below. It is difficult to estimate  precisely the costs because there can be  circumstances  that  result in  unanticipated  levels of expense  (e.g., difficulty with the solicitation of proxies,  etc.). It is currently anticipated that the total cost of the proxy will be approximately $20,500 for each Fund. Of this amount, each Fund would bear 70%, or approximately $14,350, while DMC would bear 15%, or approximately $3,075, and Mondrian would bear 15%, or approximately
$3,075.  The  costs  associated  with the  Proposal  will be borne by the  Funds whether or not the Proposal is approved by shareholders.

     Votes Required to Approve the Proposal.  The Proposal must be approved by a majority of each Fund's  outstanding  shares on the Record Date, which is a vote by the holders of the lesser of (a) 67% or more of the voting securities present in person or by proxy at the  Meeting,  if the  holders  of more than 50% of the outstanding  voting  securities are present or represented by proxy; or (b) more than 50% of the outstanding voting  securities.  One-third of each Fund's shares outstanding and entitled to vote on the Record Date, represented in person or by proxy,  makes up a quorum and must be present for the transaction of business at the Meeting.  Abstentions and broker  non-votes will be included for purposes of determining whether a quorum is present at the Meeting.  They will be treated as votes  present  at the  Meeting,  but will not be treated  as votes  cast.  They therefore would have the same effect as a vote "AGAINST" on proposals  requiring a majority of votes present or a majority of outstanding  voting  securities for approval. The Funds do not anticipate receiving any broker non-votes.

     If a quorum  is not  present  at the  Meeting  or a quorum is  present  but sufficient  votes to approve the  Proposal  are not  received,  or for any other reason,  a majority  of votes cast by the  shareholders  present in person or in proxy or the chairperson may adjourn the Meeting.

     As  of  the  Record  Date,   The   International   Equity   Portfolio   had
98,006,114.799  shares  outstanding  and The Labor Select  International  Equity
Portfolio had 53,243,645.921 shares outstanding. To the Trust's knowledge, as of the Record Date,  the following are all of the  beneficial  and record owners of more than five percent of each Fund.

The International Equity Portfolio
Shareholder                                      Number of           Percent of
Name and Address                                 Shares              Fund

The Labor Select International Equity Portfolio
Shareholder                                     Number of            Percent of
Name and Address                                Shares               Fund

     At the Record  Date,  the  Trustees  and  officers  of the Trust as a group beneficially owned less than 1% of the shares of each class of each Fund.

PROPOSAL: TO ADOPT A NEW FUNDAMENTAL  INVESTMENT RESTRICTION CONCERNING INDUSTRY
CONCENTRATION.

     The  Board of  Trustees  has  approved  a change  to each  Fund's  policies regarding  concentration  that would  permit the Fund to invest up to 30% of its assets in the banking industry.  The change in concentration policy will provide
each  Fund  with   greater   flexibility   to  respond   to  future   investment
opportunities.  Because the policy in question is considered to be a fundamental policy, the change requires shareholder approval before it can be implemented.

     Each  Fund  is  required  to  disclose  its  policy  of  concentrating  its investments  in a  particular  industry  or group of  industries  under  section
8(b)(1) of the  Investment  Company  Act of 1940 (the "1940  Act"),  and may not
deviate  from  that  policy  unless it has  obtained  shareholder  approval,  as required  by section  13(a)(3)  of the 1940 Act.  The  Securities  and  Exchange
Commission (the "SEC") has taken the position that a fund that invests more than
25%  of  its  total  assets  in  a  particular  industry  is  concentrating  its investments in that  industry.  The  International  Equity  Portfolio's  current fundamental policy concerning concentration provides that:

          [The Portfolio shall not] make any investments that will result in the concentration (as that term might be defined in the 1940 Act, any rule or order thereunder,  or U.S. Securities and Exchange Commission staff interpretation  thereof)  of  its  investments  in the  securities  of issuers  primarily  engaged in the same  industry,  provided that this restriction does not limit the Portfolio from investing in obligations issued  or  guaranteed  by  the  U.S.  government,  its  agencies  and instrumentalities, or in tax-exempt certificates of deposit.

     The Labor  Select  International  Equity  Portfolio's  current  fundamental policy concerning concentration provides that:

          [The Portfolio  shall not m]ake any investment  which would cause more than 25% of the  market or other fair  value of its  respective  total assets  to be  invested  in the  securities  of  issuers  all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations  issued or guaranteed by the
          U.S. government, its agencies and instrumentalities.

     The Board,  including the independent Trustees,  recommends permitting each
Fund  to  concentrate  its  investments,  and,  correspondingly,  revising  this fundamental investment limitation.  A fund that concentrates its investments can invest  a  greater  portion  of its  assets  in a  single  industry  or group of industries than a fund that does not. As a result,  however,  the Funds could be exposed to greater  risk to the extent  that the  banking  industry  experiences adverse  changes.  The  impact of such  adverse  changes  on the Funds  could be greater than it would be on a fund that does not concentrate its investments.

     The center of  Mondrian's  research-based  investment  approach  is a value oriented dividend discount methodology. [As of September 30, 2007, approximately
21% of the net assets of The  International  Equity Portfolio and  approximately
22% of the net assets of The Labor Select  International  Equity  Portfolio were held in the commercial  banking industry.]  Historically,  Mondrian has commonly allocated  approximately  2.5% - 3% of the  assets  of each of the Funds to each position. Due to the current limitation on concentration,  Mondrian could become restricted from fully  implementing its value style in managing the Funds should its research  indicate the addition of one or two further  attractive  stocks in this industry.

     In addition, the Funds' benchmark, the Morgan Stanley Capital International
EAFE(R) Index, has a substantial  weighting in the commercial  banking industry.
[As of September 30, 2007, the weighting was approximately  15%.] An increase in the Funds'  ability to invest in the  commercial  banking  industry  would allow
Mondrian to increase the Funds'  weightings in the commercial  banking  industry when Mondrian believes return potential can be captured.

     Since the  Funds are  closed  to new  investors,  this  change is not being proposed to enhance the marketability of the Funds.  Rather, the change is being proposed to enhance the return potential for existing shareholders.

     The proposed new fundamental  concerning  concentration for each Fund would read as follows:

          The Portfolio  shall not make any  investment  that will result in the concentration (as that term might be defined in the 1940 Act, any rule or order thereunder,  or U.S. Securities and Exchange Commission staff interpretation  thereof)  of  its  investments  in the  securities  of issuers all of which conduct their  principal  business  activities in the same  industry,  except the  Portfolio may invest up to 30% of the market or other  fair  value of its net  assets in the  securities  of issuers  that  conduct  their  principal  business  activities  in the commercial  banking  industry.  This  restriction  does  not  apply to obligations issued or guaranteed by the U.S. government,  its agencies and instrumentalities, or tax-exempt certificates of deposit.

     The  Board,  DMC  and  Mondrian  believe  that  the  proposed  change  will facilitate  each Fund's pursuit of its investment  strategy.  Providing the Fund with the  ability  to  concentrate  their  investments  from time to time in the banking  industry  would allow the Fund's  managers  additional  flexibility  to respond to changing conditions.

THE  BOARD  OF  TRUSTEES,   INCLUDING  THE  INDEPENDENT  TRUSTEES,   UNANIMOUSLY
RECOMMENDS  THAT  YOU  APPROVE  THE  NEW  FUNDAMENTAL   INVESTMENT   RESTRICTION
CONCERNING INDUSTRY CONCENTRATION.

     If the Funds' shareholders do not approve the proposed change to the Funds'
investment limitations, the Funds' current concentration policies will remain in effect.

                                OTHER INFORMATION

     Information  about  the  Funds'  Service  Providers.  DMC,  located  at One
Commerce  Square,  Philadelphia,  PA  19103,  serves  as the  Funds'  investment manager.  Mondrian,  located at fifth floor, 10 Gresham Street,  London EC2V 7JD serves as the subadviser to the Funds.  Delaware  Distributors,  L.P., serves as the principal underwriter to the Fund and Delaware Service Company, Inc., serves as its administrator;  both have as their principal address One Commerce Square,
Philadelphia, PA 19103.

     Other  Matters  to Come  Before the  Meeting.  The Board does not intend to present any other business at the Meeting,  nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the
Meeting,  the persons  named in the  accompanying  proxy card will vote on those matters in accordance with their judgment.

     Shareholder  Proposals.  The Funds do not hold annual shareholder meetings.
Shareholders  wishing to submit proposals for  consideration  for inclusion in a proxy statement for a subsequent  shareholder  meeting should send their written proposals  to the  Secretary  of the Trust,  so that they will be  received at a reasonable time prior to any such meeting.

The International Equity Portfolio (the "Fund")
SPECIAL SHAREHOLDER MEETING - March 6, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Michael E. Dresnin,  Cori E. Daggett and Kathryn
R. Williams, or any of them, each with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of the Fund to be held at Two
Commerce  Square,  2001  Market  Street,  2nd  floor  Auditorium,  Philadelphia,
Pennsylvania,  on Thursday,  March 6, 2008 at 3 P.M., or at any  postponement or adjournments thereof, with all the powers which the undersigned would possess if personally  present,  and  instructs  them to vote  upon any  matters  which may properly be acted upon at this  meeting and  specifically  as  indicated  on the reverse side of this form.  Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD,  YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL
AS  MARKED,  OR IF NOT  MARKED,  TO VOTE  "FOR" THE  PROPOSAL,  AND TO USE THEIR
DISCRETION  TO VOTE ANY OTHER MATTER THAT MAY PROPERLY  COME BEFORE THE MEETING,
OR AT ANY  POSTPONEMENT  OR ADJOURNMENT  THEREOF.  PLEASE COMPLETE AND MAIL THIS
CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Please vote by checking (  ) the appropriate box below.

To adopt a new fundamental investment               FOR       AGAINST    ABSTAIN
restriction concerning industry concentration.      /_/        /_/         /_/

                    THIS  PROXY CARD IS ONLY  VALID  WHEN  SIGNED AND DATED.  TO
                    SECURE THE  LARGEST  POSSIBLE  REPRESENTATION  AND AVOID THE
                    ADDITIONAL  EXPENSE  TO THE  FUND OF  FURTHER  SOLICITATION,
                    PLEASE  DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ON THIS
                    CARD TO  AUTHORIZE  THE VOTING OF YOUR SHARES AS  INDICATED.
                    WHERE SHARES ARE  REGISTERED  WITH JOINT  OWNERS,  ALL JOINT
                    OWNERS   SHOULD   SIGN.   PERSONS   SIGNING   AS   EXECUTOR,
                    ADMINISTRATOR,  TRUSTEE OR OTHER REPRESENTATIVE  SHOULD GIVE
                    FULL TITLE AS SUCH.

                    Date ____________, 2008

                    ------------------------------------------------------------

                    ------------------------------------------------------------
                    Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

The Labor Select International Equity Portfolio (the "Fund")
SPECIAL SHAREHOLDER MEETING - March 6, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Michael E. Dresnin,  Cori E. Daggett and Kathryn
R. Williams, or any of them, each with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of the Fund to be held at Two
Commerce  Square,  2001  Market  Street,  2nd  floor  Auditorium,  Philadelphia,
Pennsylvania,  on Thursday,  March 6, 2008 at 3 P.M., or at any  postponement or adjournments thereof, with all the powers which the undersigned would possess if personally  present,  and  instructs  them to vote  upon any  matters  which may properly be acted upon at this  meeting and  specifically  as  indicated  on the reverse side of this form.  Please refer to the proxy statement for a discussion of each of these matters.

BY SIGNING AND DATING THIS CARD,  YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL
AS  MARKED,  OR IF NOT  MARKED,  TO VOTE  "FOR" THE  PROPOSAL,  AND TO USE THEIR
DISCRETION  TO VOTE ANY OTHER MATTER THAT MAY PROPERLY  COME BEFORE THE MEETING,
OR AT ANY  POSTPONEMENT  OR ADJOURNMENT  THEREOF.  PLEASE COMPLETE AND MAIL THIS
CARD AT ONCE IN THE ENCLOSED ENVELOPE.

Please vote by checking (  ) the appropriate box below.

To adopt a new fundamental investment               FOR       AGAINST    ABSTAIN
restriction concerning industry concentration.      /_/         /_/        /_/

                    THIS  PROXY CARD IS ONLY  VALID  WHEN  SIGNED AND DATED.  TO
                    SECURE THE  LARGEST  POSSIBLE  REPRESENTATION  AND AVOID THE
                    ADDITIONAL  EXPENSE  TO THE  FUND OF  FURTHER  SOLICITATION,
                    PLEASE  DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ON THIS
                    CARD TO  AUTHORIZE  THE VOTING OF YOUR SHARES AS  INDICATED.
                    WHERE SHARES ARE  REGISTERED  WITH JOINT  OWNERS,  ALL JOINT
                    OWNERS   SHOULD   SIGN.   PERSONS   SIGNING   AS   EXECUTOR,
                    ADMINISTRATOR,  TRUSTEE OR OTHER REPRESENTATIVE  SHOULD GIVE
                    FULL TITLE AS SUCH.

                    Date ____________, 2008

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                    Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)